Exhibit 23


               CONSENT OF INDEPENDENT AUDITORS, ERNST & YOUNG LLP


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-58576) pertaining to the 1992 Incentive Stock Plan of Eskimo Pie Corporation of our report dated February 21, 1997, with respect to the consolidated financial statements of Eskimo Pie Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1996.



                                               /s/ ERNST & YOUNG LLP


Richmond, Virginia
March 28, 1997


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